Exhibit 99.4






                          TRADEMARK SECURITY AGREEMENT

      This TRADEMARK SECURITY AGREEMENT dated as of March 6, 2003, among KROLL INC., a corporation organized under the laws of Delaware (together with its successors and permitted assigns, "Borrower"), each of the Domestic Subsidiaries of the Borrower which is a signatory hereto or which shall become a party hereto from time to time in accordance with the terms hereof (together with their respective successors and assigns, and together with the Borrower, the "Debtors") and FLEET NATIONAL BANK, a national banking association organized under the laws of the United States (the "Lender") (as amended, supplemented or otherwise modified from time to time, this "Agreement").

                              W I T N E S S E T H:

      Whereas, the Borrower desires to obtain loans and other financial accommodations from the Lender under that certain Credit Agreement dated the date hereof by and between the Borrower and Lender (hereinafter referred to, together with all amendments thereto, as the "Credit Agreement"); and

      Whereas, it is a condition to the obligation of the Lender to make Loans to the Borrower under the Credit Agreement and to issue Letters of Credit under the Credit Agreement, that the Debtors shall have executed and delivered this Agreement to the Lender;

      NOW, THEREFORE, for Ten Dollars ($10.00) and other valuable consideration, and in consideration of the premises, each Debtor hereby agrees with Lender as follows:

      1. Capitalized terms used herein (including those used in the Recitals hereto), unless otherwise defined, shall have the meanings ascribed to them in the Credit Agreement.

      2. To secure the prompt payment and performance of the Obligations, each Debtor hereby pledges, assigns and grants to Lender, a continuing security interest in and lien upon all of the following property of such Debtor, whether now owned or existing or hereafter created or acquired (the "Trademark Collateral"):

             (a) all trademarks, trademark registrations, tradenames and trademark applications, including, without limitation, the trademarks and applications listed on Exhibit A attached hereto and made a part hereof (as the same may be amended from time to time), and (i) all renewals thereof, (ii) all income, royalties, damages and payments now or hereafter due or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all rights corresponding thereto throughout the world (all of the foregoing trademarks, trademark registrations, tradenames and applications, together with the items described in clauses
      (i)-(iv) above, are hereinafter collectively referred to as the "Trademarks"); provided, however, that the term Trademark shall not include any trademarks or tradenames used solely in jurisdictions other than the United States;

             (b) the goodwill of such Debtor's business connected with and symbolized by the Trademarks; and

             (c) all proceeds of the foregoing.

      3. Each Debtor represents and warrants to Lender with respect to the Trademarks owned by it as listed on Exhibit A attached hereto that:

             (a) Each of the Trademarks is subsisting and has not been adjudged invalid or unenforceable;

             (b) Upon filing of this Agreement in the United States Patent and Trademark Office, and the filing of a UCC-1 financing statement against such Debtor in its state of incorporation listing "General Intangibles" (as defined in the Uniform Commercial Code as in effect in the State of New York (the "UCC")) among the collateral covered by such financing statement, this Agreement will create a legal and valid perfected lien upon and security interest in the Trademark Collateral, enforceable against such Debtor and all third Persons in accordance with its terms;

             (c) To such Debtor's knowledge, no claim has been made that the use of any of the Trademarks does or may violate the rights of any third Person;

             (d) Such Debtor has the corporate or limited liability company right to enter into this Agreement and perform its terms; and

             (e) Such Debtor is the sole and exclusive owner of the entire right, title and interest in and to all of the Trademark Collateral, free and clear of any liens, charges and encumbrances (other than Permitted Liens), including, without limitation, pledges, assignments, licenses, registered user agreements and covenants by such Debtor not to sue third Persons (other than licenses permitted under Section 8.07(b) of the Credit Agreement).

      4. Each Debtor covenants and agrees with Lender that:

             (a) Such Debtor will maintain the quality of the products and/or services associated with the Trademarks, at a level consistent with the quality at the time of this Agreement;

             (b) Such Debtor will not change the quality of the products and/or services associated with the Trademarks without Lender's prior written consent; and

             (c) Such Debtor will continue to use for the duration of this Agreement, proper statutory notice in connection with its use of the Trademarks, including, without

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

      limitation, filing an affidavit of use with the United States Patent and Trademark Office for each such Trademark as required by applicable law to maintain the registration thereof without loss of protection therefor.

      5. Subject to the provisions of Section 7.07 of the Credit Agreement, each Debtor hereby authorizes Lender and its employees and agents, the right to visit such Debtor's plants and facilities which manufacture, inspect or store products sold under any of the Trademarks and to inspect the products and quality control records relating thereto. Each Debtor shall do any and all acts required by Lender to ensure such Debtor's compliance with paragraph 4(c) of this Agreement.

      6. Until the earlier of (i) the sale, other disposition, liquidation or dissolution of such Debtor or (ii) all of the Obligations have been satisfied in full and the Credit Agreement has been terminated, each Debtor shall not enter into any license agreement relating to any of the Trademarks with any Person except as permitted under Section 8.07(b) of the Credit Agreement, and shall not become a party to any agreement with any Person that is inconsistent with such Debtor's duties under this Agreement.

      7. If, before the Obligations have been satisfied in full, any Debtor shall obtain rights to any new trademarks, or become entitled to the benefit of any trademark application or trademark or any renewal of any Trademark, the provisions of paragraph 2 hereof shall automatically apply thereto, and such Debtor shall give to Lender prompt notice thereof in writing.

      8. Until the Obligations shall have been satisfied in full and the Credit Agreement shall have been terminated, each Debtor irrevocably authorizes and empowers Lender to modify this Agreement by amending Exhibit A attached hereto to include any future trademarks and trademark applications within the definition of Trademarks under paragraph 2 or paragraph 7 hereof.

      9. At any time after an Event of Default has occurred and is continuing, Lender shall have, in addition to all other rights and remedies given it by this Agreement, all rights and remedies under applicable law and all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Lender may immediately, without demand of performance and without notice (except as described in the next sentence, if required by applicable law), or demand whatsoever to the Debtors, each of which each Debtor hereby expressly waives, collect directly any payments due such Debtor in respect of the Trademark Collateral, or sell at public or private sale or otherwise realize upon all or from time to time, any of the Trademark Collateral. Each Debtor hereby agrees that ten (10) days written notice to such Debtor of any public or private sale or other disposition of any of the Trademark Collateral shall be reasonable notice; provided, however, that no notice shall be required hereunder if not otherwise required by applicable law. At any such sale or disposition, Lender may, to the extent permitted by law, purchase the whole or any part of the Trademark Collateral sold, free from any right of redemption on the part of any Debtor, which right such Debtor hereby waives and releases. After deducting from the proceeds of such sale or other disposition of the Trademark Collateral all documented costs and expenses incurred by Lender in enforcing its rights hereunder (including, without limitation, all reasonable attorneys' fees), Lender shall apply the

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

remainder of such proceeds to the payment of the Obligations in such order and as provided in Section 10.04 of the Credit Agreement. Any remainder of the proceeds after payment in full of the Obligations shall be paid over to the Debtors. If any deficiency shall arise, such Debtor and each Guarantor shall remain jointly and severally liable to Lender therefor.

      10. Each Debtor hereby makes, constitutes and appoints Lender and any officer or agent of Lender as such Debtor's true and lawful attorney-in-fact, with full power to do any or all of the following if an Event of Default shall occur and be continuing: to endorse such Debtor's name on all applications, documents, papers and instruments necessary for Lender to continue the registration of or to use the Trademarks, or to grant or issue any exclusive or nonexclusive license under the Trademarks to any other Person, or to assign, pledge, convey or otherwise transfer title in or dispose of any Trademark Collateral to any other Person. Each Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney, being coupled with an interest, shall be irrevocable until all of the Obligations shall have been satisfied in full and the Credit Agreement shall have been terminated.

      11. At such time as all of the Obligations shall have been satisfied finally and in full and the Credit Agreement shall have been terminated, Lender shall execute and deliver to the Debtors, without representation, warranty or recourse and at such Debtor's expense, all releases or other instruments necessary to terminate Lender's security interest in the Trademark Collateral subject to any disposition thereof which may have been made by Lender pursuant to the terms of this Agreement or any of the Facility Documents.

      12. The Debtors shall be responsible for and pay any and all documented fees, costs and expenses, of whatever kind or nature (including, without limitation, reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with (i) the preparation of this Agreement and any other documents relating hereto and the consummation of this transaction (ii) the filing or recording of any documents (including, without limitation, all taxes in connection therewith) with the United States Patent and Trademark Office or in any other public offices concerning the Trademark Collateral, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees or Liens concerning the Trademark Collateral or otherwise protecting, maintaining, or preserving the Trademark Collateral and (iii) the enforcement of the Lender's rights and remedies hereunder, including defending or prosecuting any actions or proceedings arising out of or related to the Trademark Collateral (it being the intent of the Debtors and the Lender that the Debtors shall be responsible for the payment of all such sums, fees, costs and expenses, including, without limitation, all renewal fees with respect to the Trademarks).

      13. The Debtors shall use all reasonable efforts to detect any infringers of the Trademarks and shall notify Lender in writing of infringements detected. The Debtors will (subject to the Debtor's reasonable discretion in the ordinary course of the Business or, after the occurrence of a Default or an Event of Default and during the continuance thereof, promptly upon Lender's request), through counsel reasonably acceptable to Lender, (i) to prosecute diligently any trademark application for a Trademark pending as of the date of this Agreement or thereafter until the Obligations shall have been paid in full and the Credit Agreement terminated, (ii) to make federal application on registrable but unregistered Trademarks, (iii) to file and prosecute opposition and cancellation proceedings, and (iv) to file and prosecute lawsuits to enforce the Trademarks. The Debtors will do any and all acts which are deemed necessary by

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

Lender to preserve and maintain all rights in the Trademarks. Any expenses incurred in connection with such applications or proceedings shall be borne by the Debtors. No Debtor shall abandon any right to file a trademark application, or any trademark application or trademark without the consent of Lender.

      14. After the occurrence of an Event of Default and during the continuance thereof, and notwithstanding anything to the contrary contained in paragraph 13 hereof, Lender shall have the right, but shall in no way be obligated, to bring suit instead in its own name to enforce to protect the Trademarks or any license hereunder, in either of which events the Debtors shall at the request of Lender, do any and all lawful acts (including bringing suit) and execute any and all proper documents required by Lender to aid such enforcement, or defense, and the Debtors shall promptly, upon demand, reimburse and indemnify Lender for all costs and expenses incurred in the exercise of Lender's rights under this paragraph 14.

      15. If any Debtor fails to comply with any of its obligations hereunder, to the extent permitted by applicable law, Lender may do so in such Debtor's name and in Lender's name, in Lender's sole discretion and after prior written notice to such Debtor, but at such Debtor's expense, and such Debtor agrees to reimburse Lender in full for all expenses, including, without limitation, reasonable attorneys' fees, incurred by Lender in prosecuting, defending or maintaining the Trademarks or Lender's interest therein pursuant to this Agreement.

      16. No course of dealing between the Debtors and Lender, nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder or under any of the other Facility Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

      17. All of Lender's rights and remedies with respect to the Trademark Collateral, whether established hereby or by any of the other Facility Documents, or by any other agreements or by applicable law shall be cumulative and may be exercised singularly or concurrently.

      18. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

      19. This Agreement, together with the other Facility Documents, constitutes and expresses the entire understanding of the parties hereto with respect to the subject matter hereof, and supercedes all prior agreements and understandings, inducements or conditions, whether expressed or implied, oral or written. This Agreement is subject to modification only by a writing signed by the parties, except as provided in paragraph 8 hereof.

      20. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Lender and upon the successors of the

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

Debtors. No Debtor shall assign its rights or delegate its duties hereunder without the prior written consent of Lender.

      21. The obligations of the Debtors hereunder shall be joint and several.

      22. Each Debtor hereby waives notice of Lender's acceptance hereof.

      23. All notices, requests and demands to or upon the Debtors or Lender shall be given in accordance with Section 12.06 of the Credit Agreement to the address set forth therein, or, if not set forth therein, to the address set forth next to the signature block of such party.

      24. EACH OF THE DEBTORS AND THE LENDER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER FACILITY DOCUMENT TO WHICH IT IS A PARTY, AND EACH OF THE DEBTORS AND THE LENDER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. EACH OF THE DEBTORS AND THE LENDER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH OF THE DEBTORS AND THE LENDER FURTHER WAIVES ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN THE STATE ON THE BASIS OF FORUM NON-CONVENIENS. THE PARTIES HERETO FURTHER AGREE THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE OTHER SHALL BE BROUGHT ONLY IN A NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY.


      EACH OF THE DEBTORS AND THE LENDER WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY.

       Nothing in this Paragraph 24 shall affect the right of the Lender or any Debtor to serve legal process in any other manner permitted by law or affect the right of the Lender or any Debtor to bring any action or proceeding in the courts of any other jurisdictions.

      To the extent that any Debtor or Lender has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or any of its assets, including the Trademark Collateral, such Debtor or Lender hereby irrevocably waives to the fullest extent permitted by law such immunity in respect of its obligations under this Agreement and the other Facility Documents to which it is a party.

      25. THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW


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

YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

      26. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

      27. Notwithstanding anything to the contrary contained in this Agreement, a Debtor may abandon and shall not be required to make filings or take any other actions to maintain or preserve or enforce or protect, and shall not be liable for any costs of suits brought by Lender with respect to, any Trademark which in the reasonable business judgment of such Debtor is no longer useful or of any material value to the conduct of the Business.

      28. To the extent permitted by applicable Law, each Debtor hereby authorizes the Lender to execute and file at any time or times one or more financing statements naming such Debtor as debtor pursuant to the UCC with respect to any or all of the Trademark Collateral with or without the signature of any Debtor.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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


      IN WITNESS WHEREOF, the parties hereto have duly executed this Trademark Security Agreement as of the date first written above.

                              KROLL INC.


                              By: /s/ Michael G. Cherkasky
                                 -------------------------------------
                              Name:   Michael G. Cherkasky
                              Title:  Chief Executive Officer and President

                              FINANCIAL RESEARCH, INC.
                              KCMS, INC.
                              KROLL ASSOCIATES, INC.
                              KROLL CRISIS MANAGEMENT GROUP, INC.
                              KROLL ELECTRONIC RECOVERY, INC.
                              KROLL HOLDINGS, INC.
                              KROLL ZOLFO COOPER HOLDINGS, INC.
                              LABORATORY SPECIALISTS OF AMERICA, INC.
                              L.A.M.B. ACQUISITION, INC.
                              U.S. HOLDING, INC.


                              By: /s/ Michael G. Cherkasky
                                 --------------------------------------
                              Name:   Michael G. Cherkasky
                              Title:  President


                              KROLL ZOLFO COOPER LLC

                              By: KROLL INC., member


                              By: /s/ Michael G. Cherkasky
                                 ----------------------------------
                              Name:   Michael G. Cherkasky
                              Title:  Chief Executive Officer and President


                              KROLL ONTRACK INC.
                              ONTRACK DATA RECOVERY, INC.


                              By: /s/ Michael G. Cherkasky
                                 ----------------------------------
                              Name:   Michael G. Cherkasky
                              Title:  Chief Executive Officer


             [FIRST SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT]

                              CORPLEX INC.


                              By: /s/ Jeffrey Schlanger
                                 ---------------------------------
                              Name:   Jeffrey Schlanger
                              Title:  President



                              CRUCIBLE, INC.


                              By: /s/ J. Kelly McCann
                                 ----------------------------------
                              Name:   J. Kelly McCann
                              Title:  President



                              INPHOTO SURVEILLANCE, INC.


                              By: /s/ A. Michael Rosen
                                 -----------------------------------
                              Name:   A. Michael Rosen
                              Title:  Vice President



                              KROLL BACKGROUND AMERICA, INC.


                              By: /s/ Michael Shmerling
                                 -----------------------------------
                              Name:   Michael Shmerling
                              Title:  President



                              KROLL LABORATORY SPECIALISTS, INC.


                              By: /s/ Michael Petrullo
                                 -----------------------------------
                              Name:   Michael Petrullo
                              Title:  President


             [SECOND SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT]

                              KROLL LINDQUIST AVEY, INC.


                              By: /s/ Michael Beber
                                 ----------------------------------
                              Name:   Michael Beber
                              Title:  Vice President



                              KROLL SCHIFF & ASSOCIATES, INC.


                              By: /s/ Gary Schiff
                                 ----------------------------------
                              Name:   Gary Schiff
                              Title:  President




                              LENDER:
                              FLEET NATIONAL BANK


                              By: /s/ Michael M. Dwyer
                                 ----------------------------------
                              Name:   Michael M. Dwyer
                              Title:  Senior Vice President





              [THIRD SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT



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